EXHIBIT 13.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. Section 1350
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



          In connection with the annual report on Form 20-F of Vitro, S.A. de C.V. (the "registrant"), for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "report"), each of the undersigned officers of the Company certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer's knowledge:

          (a) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (b) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.



Date: June 30, 2004                            /s/ Federico Sada Gonzalez
                                              ------------------------------
                                               Name:  Federico Sada Gonzalez
                                               Title: President and Chief
                                                      Executive Officer


                                               /s/ Claudio del Valle Cabello
                                              --------------------------------
                                               Name:  Claudio del Valle Cabello
                                               Title: Chief Administrative
                                                      Officer


                                               /s/ Alvaro Rodriguez Arregui
                                              --------------------------------
                                               Name:  Alvaro Rodriguez Arregui
                                               Title: Chief Financial Officer